As filed with the Securities and Exchange Commission on October 12, 2005
Registration No. 333-126669

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Parker Drilling Company*
(Exact Name of Registrant as Specified in its Charter)

Delaware	1381	73-0618660
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1401 Enclave Parkway, Suite 600 Houston, Texas 77077 (281) 406-2000	James W. Whalen Senior Vice President and Chief Financial Officer Parker Drilling Company 1401 Enclave Parkway, Suite 600 Houston, Texas 77077 (281) 406-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code)	(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:
William S. Anderson, Esq.
Bracewell & Giuliani LLP
711 Louisiana Street, Suite 2300
Houston, Texas 77002-2770
(713) 221-1122
Facsimile: (713) 437-5370

      Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement becomes effective.
      If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐
      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
      If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

*	The companies listed on the next page in the Table of Additional Registrants are also included in this Registration Statement as additional Registrants.

      The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

	State or Other Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified in its Charter(1)	Incorporation or Organization	Identification Number

Anachoreta, Inc.	Nevada	88-0103667
Canadian Rig Leasing, Inc.	Oklahoma	73-0972070
Choctaw International Rig Corp.	Nevada	73-1046415
Creek International Rig Corp.	Nevada	73-1046419
DGH, Inc.	Texas	75-1726918
Indocorp of Oklahoma, Inc.	Oklahoma	73-1336355
Pardril, Inc.	Oklahoma	73-0774469
Parker Aviation Inc.	Oklahoma	73-1126372
Parker Drilling (Kazakstan), Ltd.	Oklahoma	73-1319753
Parker Drilling Company Eastern Hemisphere, Ltd.	Oklahoma	73-0934907
Parker Drilling Company International Limited	Nevada	73-1046414
Parker Drilling Company International, Inc.	Delaware	73-1566544
Parker Drilling Company Limited	Nevada	73-1284516
Parker Drilling Company North America, Inc.	Nevada	73-1506381
Parker Drilling Company of Argentina, Inc.	Nevada	73-1547267
Parker Drilling Company of Bolivia, Inc.	Oklahoma	73-0995324
Parker Drilling Company of Mexico, LLC	Nevada	73-1670784
Parker Drilling Company of New Guinea, Inc.	Oklahoma	73-1331670
Parker Drilling Company of Niger	Oklahoma	73-1394204
Parker Drilling Company of Oklahoma, Incorporated	Oklahoma	73-0798949
Parker Drilling Company of Singapore, Ltd.	Oklahoma	73-1080045
Parker Drilling Company of South America, Inc.	Oklahoma	73-0760657
Parker Drilling Management Services, Inc.	Nevada	73-1567200
Parker Drilling Offshore Corporation	Nevada	76-0409092
Parker Drilling Offshore International, Inc.	Cayman Islands	76-0354348
Parker Drilling Offshore USA, L.L.C.	Oklahoma	72-1361469
Parker North America Operations, Inc.	Nevada	73-1571180
Parker Offshore Resources, L.P.	Oklahoma	65-1166976
Parker Technology, Inc.	Oklahoma	73-1326129
Parker Technology, L.L.C.	Louisiana	62-1681875
Parker Tools, LLC	Oklahoma	81-0588864
Parker USA Drilling Company	Nevada	73-1097039
Parker USA Resources, LLC	Oklahoma	81-0588873
Parker-VSE, Inc.	Nevada	75-1282282
PD Management Resources, L.P.	Oklahoma	65-1166974
Quail Tools, L.P.	Oklahoma	72-1361471
Quail USA, LLC	Oklahoma	82-0578885
Selective Drilling Corporation	Oklahoma	73-1284213
Universal Rig Service Corp.	Nevada	73-1097040

(1)	The address, including zip code, and telephone number, including area code, of each of the additional Registrant’s principal executive offices is c/o Parker Drilling Company, 1401 Enclave Parkway, Suite 600, Houston, Texas 77077, (281) 406-2000. The primary standard industrial classification code number of each of the additional Registrants is 1381. The name, address, including zip code, and telephone number, including area code, of the agent for service for each of the additional Registrants is James W. Whalen, Senior Vice President and Chief Financial Officer, Parker Drilling Company, 1401 Enclave Parkway, Suite 600, Houston, Texas 77077, (281) 406-2000.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers
      Section 145 of the General Corporation Law of the State of Delaware empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. A Delaware corporation may indemnify directors, officers, employees and other agents of such corporation in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the person to be indemnified has been adjudged to be liable to the corporation. Where a director, officer, employee or agent of the corporation is successful on the merits or otherwise in the defense of any action, suit or proceeding referred to above or in defense of any claim, issue or matter therein, the corporation must indemnify such person against the expenses (including attorneys’ fees) which he or she actually and reasonably incurred in connection therewith.
      The By-laws of Parker Drilling Company contains provisions that provide for indemnification of officers and directors to the fullest extent permitted by, and in the manner permissible under, the General Corporation Law of the State of Delaware.
      As permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware, Parker Drilling Company’s Certificate of Incorporation contains a provision eliminating the personal liability of a director to Parker Drilling Company or its stockholders for monetary damages for breach of fiduciary duty as a director, subject to certain exceptions.
      Parker Drilling Company has entered into indemnification agreements with certain of its officers and directors that provide for indemnification of such officers and directors to the fullest extent permitted by, and in the manner permissible under, the General Corporation Law of the State of Delaware.
      Parker Drilling Company maintains policies insuring its officers and directors against certain civil liabilities, including liabilities under the Securities Act.
      Pursuant to the registration rights agreement, Parker Drilling Company has agreed to indemnify holders of registrable notes against certain liabilities. Also pursuant to the registration rights agreement, Parker Drilling Company and certain broker-dealers, including certain persons associated with such broker-dealers, have agreed to indemnify each other against certain liabilities.

Item 21.	Exhibits and Financial Statement Schedules
      (a) Exhibits

Exhibit
Number		Description

4.1	—	Indenture, dated as of October 10, 2003, among Parker Drilling Company, the guarantors named therein and JPMorgan Chase Bank, as Trustee — Incorporated by reference to Exhibit 4.1 to Parker Drilling Company’s Registration Statement on Form S-4 (File No. 333-110374), filed on November 10, 2003.

4.2	—	Form of 9 5/8% Senior Note due 2013 (contained in the Indenture filed as Exhibit 4.1).

Exhibit
Number			Description

4.3		—	Registration Rights Agreement, dated as of April 21, 2005, among Parker Drilling Company, the guarantors named therein and Lehman Brothers Inc. — Incorporated by reference to Exhibit 4.2 to Parker Drilling Company’s Current Report on Form 8-K (File No. 001-07573), filed on April 22, 2005.

5.1		—	Validity Opinion of Bracewell & Giuliani LLP.

5	.2*	—	Opinion of General Counsel of Parker Drilling Company.

5	.3*	—	Opinion of Jones, Walker, Waechter, Poitevent, Carrére & Denégre, L.L.P.

5	.4*	—	Opinion of Kummer Kaempfer Bonner & Renshaw.

5	.5*	—	Opinion of Maples and Calder.

12	.1*	—	Computation of Ratio of Earnings to Fixed Charges.

15	.1*	—	Letter re Unaudited Interim Financial Information.

23	.1*	—	Consent of PricewaterhouseCoopers LLP.

23.2		—	Consent of Bracewell & Giuliani LLP (included in their opinion filed as Exhibit 5.1).

23	.3*	—	Consent of General Counsel of Parker Drilling Company (included in his opinion filed as Exhibit 5.2).

23	.4*	—	Consent of Jones, Walker, Waechter, Poitevent, Carrére & Denégre, L.L.P. (included in their opinion filed as Exhibit 5.3).

23	.5*	—	Consent of Kummer Kaempfer Bonner & Renshaw (included in their opinion filed as Exhibit 5.4).

23	.6*	—	Consent of Maples and Calder (included in their opinion filed as Exhibit 5.5).

24	*	—	Powers of attorney (set forth on the signature pages hereto).

25.1		—	Form T-1 Statement of Eligibility Under the Trust Indenture Act of 1939 of JPMorgan Chase Bank — Incorporated by reference to Exhibit 25.1 to Parker Drilling Company’s Registration Statement on Form S-4 (File No. 333-110374), filed on November 10, 2003.

99	.1*		Form of Letter of Transmittal.

99	.2*		Form of Notice of Guaranteed Delivery.

99	.3*		Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.

99	.4*		Form of Broker’s Letter to Clients.

99	.5*		Form of Exchange Agreement between Parker Drilling Company and JPMorgan Chase Bank, National Association.

*	Previously filed.
      (b) Financial Statement Schedules are omitted because they are either not required, are not applicable or because equivalent information has been incorporated herein by reference or included in the financial statements, the notes thereto or elsewhere herein.
      (c) There are no reports, opinions or appraisals included herein.

Item 22.	Undertakings
      1. (a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered

(if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
      2. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
      3. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
      4. The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.
      5. The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING COMPANY

By:	/s/ James W. Whalen

Name: James W. Whalen

Title:	Senior Vice President and Chief Financial Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature	Title

* Robert L. Parker	Chairman of the Board

* Robert L. Parker Jr.	Director, President and Chief Executive Officer (Principal Executive Officer)

* James W. Whalen	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

* W. Kirk Brassfield	Vice President, Finance and Accounting (Principal Accounting Officer)

* R. Rudolph Reinfrank	Director

* John W. Gibson, Jr.	Director

* Robert E. McKee III	Director

* Robert M. Gates	Director

* Roger B. Plank	Director

*By: /s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

ANACHORETA, INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

* Bruce J. Korver		Director

* David W. McCann		President and Director (Principal Executive Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

CANADIAN RIG LEASING, INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

* John G. Williams		President and Director (Principal Executive Officer)

* David W. McCann		Director

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

CHOCTAW INTERNATIONAL RIG CORP.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Frank J. Husband		President and Director (Principal Executive Officer)

* David W. McCann		Director

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

CREEK INTERNATIONAL RIG CORP.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Frank J. Husband		President and Director (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

* Bruce J. Korver		Director

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

DGH, INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

* David W. McCann		President (Principal Executive Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

INDOCORP OF OKLAHOMA, INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* David W. McCann		President and Director (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARDRIL, INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director

* David W. McCann		President and Director (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER AVIATION INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Donald F. Roseborough		President and Director (Principal Executive Officer)

* David W. McCann		Director

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING (KAZAKSTAN), LTD.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director

* Robert A. Wagner		Director

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

* Gregory L. Helmen		President (Principal Executive Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING COMPANY EASTERN
HEMISPHERE, LTD.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* David W. McCann		Director

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

* Robert A. Wagner		Director

* Gregory L. Helmen		President (Principal Executive Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING COMPANY
INTERNATIONAL LIMITED

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

* Frank J. Husband		Director

* Gregory L. Helmen		President (Principal Executive Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING COMPANY
INTERNATIONAL, INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Frank J. Husband		Director

* Gregory L. Helmen		President (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

* Robert A. Wagner		Director

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING COMPANY LIMITED

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director

* David W. McCann		President and Director (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING COMPANY NORTH
AMERICA, INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director

* R. Allen Henley		President and Director (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING COMPANY OF
ARGENTINA, INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director

* Frank J. Husband		President and Director (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING COMPANY OF
BOLIVIA, INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director

* Frank J. Husband		President and Director (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING COMPANY OF MEXICO,
LLC

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* R. Allen Henley		President, Chief Executive Officer and Manager of Parker Drilling Offshore USA, L.L.C., its sole member (Principal Executive Officer)

* Bruce J. Korver		Director of Parker Drilling Offshore Corporation, sole member of Parker Drilling Offshore USA, L.L.C.

* R. Allen Henley		Director of Parker Drilling Offshore Corporation, sole member of Parker Drilling Offshore USA, L.L.C.

* David W. Tucker		Vice President, Treasurer and Director of Parker Drilling Offshore Corporation, sole member of Parker Drilling Offshore USA, L.L.C. (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING COMPANY OF NEW
GUINEA, INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Frank J. Husband		President and Director (Principal Executive Officer)

* David W. McCann		Director

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING COMPANY OF NIGER

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Frank J. Husband		President and Director (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

* Bruce J. Korver		Director

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING COMPANY OF
OKLAHOMA, INCORPORATED

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director

* Frank J. Husband		President and Director (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING COMPANY OF
SINGAPORE, LTD.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director

* David W. McCann		President and Director (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING COMPANY OF SOUTH
AMERICA, INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director

* Steve L. Carmichael		President and Director (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING MANAGEMENT
SERVICES, INC.

By:	/s/ Bruce J. Korver

Name: Bruce J. Korver

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Vice President, Treasurer and Director (Principal Financial Officer)

* George H. Gentry, III		Director

* David W. Tucker		President and Director (Principal Executive Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING OFFSHORE CORPORATION

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature	Title

* Bruce J. Korver	Director

* R. Allen Henley	President and Director (Principal Executive Officer)

* David W. Tucker	Vice President, Treasurer and Director (Principal Financial Officer)

*By: /s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING OFFSHORE
INTERNATIONAL, INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature	Title

* Bruce J. Korver	Director

* David W. McCann	Director

* David W. Tucker	Vice President, Treasurer and Director (Principal Financial Officer)

* Frank J. Husband	President (Principal Executive Officer)

*By: /s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER DRILLING OFFSHORE USA, L.L.C.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Treasurer and Secretary
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* R. Allen Henley		President, Chief Executive Officer and Manager (Principal Executive Officer)

* Bruce J. Korver		Director of Parker Drilling Offshore Corporation, its sole member

* R. Allen Henley		Director of Parker Drilling Offshore Corporation, its sole member

* David W. Tucker		Treasurer and Secretary and Director of Parker Drilling Offshore Corporation, its sole member (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER NORTH AMERICA
OPERATIONS, INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Frank J. Husband		Director

* Bruce J. Korver		Director

* Robert A. Wagner		President (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER OFFSHORE RESOURCES, L.P.

By:	Parker Drilling Management Services, Inc., its general partner

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	President
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director of Parker Drilling Management Services, Inc.

* George H. Gentry, III		Director of Parker Drilling Management Services, Inc.

* David W. Tucker		Director of Parker Drilling Management Services, Inc.

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER TECHNOLOGY, INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

* Denis Graham		President and Director (Principal Executive Officer)

* Bruce J. Korver		Director

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER TECHNOLOGY, L.L.C.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Denis Graham		President and Manager (Principal Executive Officer)

* Bruce J. Korver		Director of Parker Drilling Offshore Corporation, its sole member

* R. Allen Henley		Director of Parker Drilling Offshore Corporation, its sole member

* David W. Tucker		Vice President and Treasurer and Director of Parker Drilling Offshore Corporation, its sole member (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER TOOLS, LLC

By:	/s/ Jean Ann White

Name: Jean Ann White

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Tom Junk		President (Principal Executive Officer)

* Jean Ann White		Vice President and Treasurer (Principal Financial Officer)

* Bruce J. Korver		Director of Parker Drilling Offshore Corporation, its sole member

* R. Allen Henley		Director of Parker Drilling Offshore Corporation, its sole member

* David W. Tucker		Director of Parker Drilling Offshore Corporation, its sole member

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER USA DRILLING COMPANY

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Frank J. Husband		Director

* Bruce J. Korver		Director

* R. Allen Henley		President (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER USA RESOURCES, LLC

By:	/s/ Jean Ann White

Name: Jean Ann White

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Tom Junk		President (Principal Executive Officer)

* Jean Ann White		Vice President and Treasurer (Principal Financial Officer)

* Bruce J. Korver		Director of Parker Drilling Management Services, Inc., its sole member

* George H. Gentry, III		Director of Parker Drilling Management Services, Inc., its sole member

* David W. Tucker		Director of Parker Drilling Management Services, Inc., its sole member

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PARKER-VSE, INC.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director

* Robert A. Wagner		President and Director (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

PD MANAGEMENT RESOURCES, L.P.

By:	Parker Drilling Management Services, Inc., its general partner

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	President
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director of Parker Drilling Management Services, Inc., its general partner

* George H. Gentry, III		Director of Parker Drilling Management Services, Inc., its general partner

* David W. Tucker		Director of Parker Drilling Management Services, Inc., its general partner

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

QUAIL TOOLS, L.P.

By:	Quail USA, LLC, its general partner

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature	Title

* Bruce J. Korver	Director of Parker Drilling Offshore Corporation, the sole member of Quail USA, LLC, its general partner

* R. Allen Henley	Director of Parker Drilling Offshore Corporation, the sole member of Quail USA, LLC, its general partner

* David W. Tucker	Director of Parker Drilling Offshore Corporation, the sole member of Quail USA, LLC, its general partner

*By: /s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

QUAIL USA, LLC

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* W. Kirk Brassfield		President (Principal Executive Officer)

* Bruce J. Korver		Director of Parker Drilling Offshore Corporation, its sole member

* R. Allen Henley		Director of Parker Drilling Offshore Corporation, its sole member

* David W. Tucker		Vice President, Treasurer and Director of Parker Drilling Offshore Corporation, its sole member (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

SELECTIVE DRILLING CORPORATION

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director

* Frank J. Husband		President and Director (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 11, 2005.

UNIVERSAL RIG SERVICE CORP.

By:	/s/ David W. Tucker

Name: David W. Tucker

Title:	Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 11, 2005.

Signature		Title

* Bruce J. Korver		Director

* Frank J. Husband		President and Director (Principal Executive Officer)

* David W. Tucker		Vice President, Treasurer and Director (Principal Financial Officer)

By:	/s/ James W. Whalen James W. Whalen Attorney-in-Fact

EXHIBIT INDEX

Exhibit
Number			Description

4.1		—	Indenture, dated as of October 10, 2003, among Parker Drilling Company, the guarantors named therein and JPMorgan Chase Bank, as Trustee — Incorporated by reference to Exhibit 4.1 to Parker Drilling Company’s Registration Statement on Form S-4 (File No. 333-110374), filed on November 10, 2003.

4.2		—	Form of 9 5/8% Senior Note due 2013 (contained in the Indenture filed as Exhibit 4.1).

4.3		—	Registration Rights Agreement, dated as of April 21, 2005, among Parker Drilling Company, the guarantors named therein and Lehman Brothers Inc. — Incorporated by reference to Exhibit 4.2 to Parker Drilling Company’s Current Report on Form 8-K (File No. 001-07573), filed on April 22, 2005.

5.1		—	Validity Opinion of Bracewell & Giuliani LLP.

5	.2*	—	Opinion of General Counsel of Parker Drilling Company.

5	.3*	—	Opinion of Jones, Walker, Waechter, Poitevent, Carrére & Denégre, L.L.P.

5	.4*	—	Opinion of Kummer Kaempfer Bonner & Renshaw.

5	.5*	—	Opinion of Maples and Calder.

12	.1*	—	Computation of Ratio of Earnings to Fixed Charges.

15	.1*	—	Letter re Unaudited Interim Financial Information.

23	.1*	—	Consent of PricewaterhouseCoopers LLP.

23.2		—	Consent of Bracewell & Giuliani LLP (included in their opinion filed as Exhibit 5.1).

23	.3*	—	Consent of General Counsel of Parker Drilling Company (included in his opinion filed as Exhibit 5.2).

23	.4*	—	Consent of Jones, Walker, Waechter, Poitevent, Carrére & Denégre, L.L.P. (included in their opinion filed as Exhibit 5.3).

23	.5*	—	Consent of Kummer Kaempfer Bonner & Renshaw (included in their opinion filed as Exhibit 5.4).

23	.6*	—	Consent of Maples and Calder (included in their opinion filed as Exhibit 5.5).

24	*	—	Powers of attorney (set forth on the signature pages hereto).

25.1		—	Form T-1 Statement of Eligibility Under the Trust Indenture Act of 1939 of JPMorgan Chase Bank — Incorporated by reference to Exhibit 25.1 to Parker Drilling Company’s Registration Statement on Form S-4 (File No. 333-110374), filed on November 10, 2003.

99	.1*	—	Form of Letter of Transmittal.

99	.2*	—	Form of Notice of Guaranteed Delivery.

99	.3*	—	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.

99	.4*	—	Form of Broker’s Letter to Clients.

99	.5*	—	Form of Exchange Agreement between Parker Drilling Company and JPMorgan Chase Bank, National Association.

*	Previously filed.